                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Glossary of Terms................................  6
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 25
Dividend Reinvestment Plan....................... 26

VMT ANR 8/98

                             LETTER TO SHAREHOLDERS




July 21, 1998

Dear Shareholder,
    Recently, we decided to
consolidate all Van Kampen American
Capital mutual funds under the single
name of Van Kampen Funds. This move
accompanies the change in the legal
name of our firm to Van Kampen Funds                   [PHOTO]
Inc. Consequently, your Trust's name
will be changing to Van Kampen
Municipal Income Trust on August 28.
You can be assured that the change in     DENNIS J. MCDONNELL AND DON G. POWELL
your Trust's name will not affect its
management or daily operations, and your Trust will continue to trade under its current ticker symbol. If you have any questions regarding your Trust or our new name, please contact your financial adviser.

ECONOMIC REVIEW

    The economy staged an impressive performance during the past year. Growth surged despite a sharp drop in exports to Asia, inflation was muted, and consumer confidence jumped to a 29-year high. Even Alan Greenspan, chairman of the Federal Reserve Board, has sung the economy's praises.
    For the first three quarters of the reporting period, growth accelerated at a 4 percent annual rate. At the same time, consumer prices rose 1.3 percent. Inflation was tempered by a strong dollar, which slashed import prices and limited price hikes among competing U.S. goods as it climbed to an eight-year high against the Japanese yen. Lower oil prices, increased productivity, and a pending budget surplus also contributed to the lack of price pressures.
    Comforted by the lack of inflation at home and concerned about Asia's financial future, the Fed refrained from raising interest rates during the reporting period. The Asian crisis, otherwise, had a limited impact on the U.S. economy. Heavy consumer spending and a large inventory buildup by manufacturers overcame the drop in exports to the region.

MARKET OVERVIEW

    U.S. bonds rallied during the reporting period against the backdrop of benign inflation, steady Fed policy, and the economic crisis in Asia. The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.78 percent on June 30, 1997, to 5.63 percent a year later. Yields dropped to a record 5.57 percent in June amid heavy buying by investors seeking a safe haven from the Asian tumult.
    Earlier in the reporting period, however, foreign sales of Treasury securities moved bond yields higher and bond prices lower. Fears of a Fed rate hike alternating with

                                                          Continued on page two
disappointment about the lack of a rate cut also created market volatility. The 30-year Treasury bond yield periodically jumped above the pivotal 6.00 percent level, after initially dropping below it in December. By mid-May, bond yields resumed their decline and the rally gained momentum.
    Municipal bonds tracked the movement of Treasuries but did not gain nearly as much in price because their supply far outpaced demand. Foreign investors were not as interested in municipal bonds as they were in Treasuries, because they had no need for the tax-exempt income. In addition, many domestic investors preferred stocks as they rallied to unprecedented highs. By the end of the reporting period, the average yield of a AAA-rated 30-year general obligation municipal bond was 4.96 percent, down from 5.38 percent a year earlier.
    During the intervening months, state and local governments took advantage of lower interest rates and issued bonds to refinance older, higher-yielding securities, as well as fund new projects. Among the new securities was a record $3.4 billion offering from the new Long Island Power Authority. During the first half of 1998, new issues of long-term municipal bonds soared to $146.4 billion, up from $94.6 billion during the first half of 1997. Almost half of the new issues were insured and rated AAA. The dominance of insured bonds reduced the supply of lower-rated, higher-yielding securities and narrowed the spread between yields of higher-quality and lower-quality bonds.

[CREDIT QUALITY GRAPH]

PORTFOLIO COMPOSITION BY CREDIT QUALITY*
AS OF JUNE 30, 1998

AAA.................  50.5%
AA..................   5.4%
A...................  17.1%
BBB.................  23.4%
BB..................   1.4%
Non-Rated...........   2.2%


*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    Regarding credit quality, we continued to maintain heavy weightings of both AAA-rated and BBB-rated bonds. This approach has helped to balance the Trust's potential volatility in response to changing interest rates. AAA-rated bonds have tended to outperform when interest rates are falling, which was the case for most of the reporting period, while BBB-rated bonds have done best when rates are rising. During the reporting period, the portion of BBB-rated bonds in the Trust declined while the portion of A-rated bonds rose, due to an upgrade of New York City securities by Moody's Investors Service.
    We limited the number of purchases during the period because market yields were lower than the average yields of bonds in the portfolio. Most of our acquisitions were

                                                        Continued on page  three
designed to offset changes in the portfolio caused by market shifts. Due to the decline in interest rates, for example, approximately $24 million worth of bonds were prerefunded in anticipation of calls this year. Another $50 million were priced to call dates in the following two years. In order to compensate for the potential loss of these bonds from the portfolio, which account for about 16 percent of the Trust, we purchased noncallable long-term bonds and long-term bonds with 10 years' worth of call protection.
    Our purchases favored zero coupon bonds and other deep discount bonds because these bonds have the potential to appreciate in value faster than par or premium bonds during periods of falling interest rates. Discount bonds also have a longer duration, which makes them more sensitive to changing rates. Our purchases of discount bonds helped to offset the decline in the Trust's duration due to prerefundings and repricings of bonds to their call dates. As of June 30, the duration of the Trust was 7.75 years, compared with 7.65 years for the Lehman Brothers Municipal Bond Index minus bonds with maturities of five years or less. Looking ahead, we hope to maintain duration at this neutral level.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*
AS OF JUNE 30, 1998

Health Care....................................    16.8%
Transportation.................................    11.1%
General Purpose................................     9.5%
Wholesale Electric.............................     9.0%
Industrial Revenue.............................     8.1%

*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the 12-month period ended June 30, 1998, the Trust generated a total return of 6.85 percent(1). This reflects an unchanged market price per common share of $10.875 on June 30, 1997, and June 30, 1998, plus reinvestment of dividends. The Trust had a tax-exempt distribution rate of 6.18 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.66 percent(4) on a taxable investment (for investors in the 36 percent federal income tax bracket).
    As a result of a moderate decline in the Trust's earnings, the Board of Trustees approved a decrease in its monthly dividend from $0.0600 to $0.0560 per common share payable December 31, 1997. Please refer to the chart on page five for additional performance numbers.

                                                         Continued on page  four

TWELVE-MONTH DIVIDEND HISTORY
FOR THE PERIOD ENDED JUNE 30, 1998


                        Distribution per Common Share
Jul 1997..................... $.0600
Aug 1997..................... $.0600
Sep 1997..................... $.0600
Oct 1997..................... $.0600
Nov 1997..................... $.0600
Dec 1997..................... $.0560
Jan 1998..................... $.0560
Feb 1998..................... $.0560
Mar 1998..................... $.0560
Apr 1998..................... $.0560
May 1998..................... $.0560
Jun 1998..................... $.0560

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK

    We expect economic growth in the second half of 1998 will slacken from its brisk first-quarter pace, due to the Asian economic crisis, General Motors strike, and slowing inventory buildup by American industry. The bond market itself is suggesting a slowdown: the yield spread between short-term and long-term Treasury securities is almost flat, a configuration that typically indicates economic moderation.
    We believe there is little chance that the Fed will raise rates during the coming months unless price pressures build and the economic slowdown is short-lived. One indicator we will be watching closely is the consumer price index, because its growth rate has begun to accelerate. If inflation rises sharply and the Fed does decide to raise rates, long-term bond yields will likely top 6.00 percent. Otherwise, yields are likely to remain within their recent range, between 5.50 percent and 6.00 percent.
    In the meantime, we will closely monitor market developments and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to maximizing the distribution of tax-free dividends to our investors and enhancing the total returns of the Trust. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell
Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell
President
Van Kampen Investment Advisory Corp.

                                               Please see footnotes on page five

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VMT)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............     6.85%
One-year total return based on NAV(2).....................     9.62%

 DISTRIBUTION RATES

Distribution rate as a % of closing stock price(3)........     6.18%
Taxable-equivalent distribution rate as a % of closing
  stock price(4)..........................................     9.66%

 SHARE VALUATIONS

Net asset value...........................................  $  10.26
Closing common stock price................................  $10.8750
One-year high common stock price (11/26/97)...............  $11.2500
One-year low common stock price (4/28/98).................  $ 9.9375
Preferred share (Series A) rate(5)........................    3.700%
Preferred share (Series B) rate(5)........................    3.650%
Preferred share (series C) rate(5)........................    3.610%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5)See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's net asset value, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD SPREAD: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1998


-------------------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  102.1%
          ALABAMA  0.1%
$   500   Alabama St Indl Dev Auth Solid Waste Disp Rev
          Pine City Fiber Co.............................   6.450%  12/01/23   $    543,570
                                                                               ------------
          ARKANSAS  0.2%
  1,000   Conway, AR Hosp Rev Conway Regl Hosp Rfdg......   8.375   07/01/11      1,082,680
                                                                               ------------
          CALIFORNIA  7.2%
  9,685   California Hsg Fin Agy Rev Homeowner Mtg Ser
          D..............................................       *   08/01/20      1,777,973
  5,000   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
          (MBIA Insd)....................................       *   09/01/17      1,922,050
  5,000   Imperial, CA Irrig Dist Elec Rev Rfdg (MBIA
          Insd) (a)......................................   5.000   11/01/18      4,927,500
  3,300   Los Angeles, CA Wastewtr Sys Rev Ser 1993D
          (FGIC Insd)....................................   4.700   11/01/17      3,130,545
  5,000   Mount Diablo, CA Hosp Dist Rev Ser A (AMBAC
          Insd)..........................................   5.125   12/01/23      4,954,150
  6,075   Orange Cnty, CA Recovery Ctfs Ser A Rfdg (MBIA
          Insd)..........................................   6.000   06/01/09      6,840,146
  5,000   San Diego, CA Spl Tax Cmnty Fac Dist No 1 Rfdg
          (MBIA Insd) (a)................................   4.750   09/01/20      4,752,950
  4,700   San Francisco, CA City & Cnty Arpts Comm Intl
          Arpt Rev Second Ser (FSA Insd).................   5.000   05/01/24      4,596,271
                                                                               ------------
                                                                                 32,901,585
                                                                               ------------
          COLORADO  9.1%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)......   6.950   08/31/20      1,186,670
  1,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)......   7.000   08/31/26      1,784,175
 19,405   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C (Prerefunded @ 08/31/05)......       *   08/31/26      2,949,172
  1,825   Denver, CO City & Cnty Arpt Rev Ser A..........   8.500   11/15/07      2,020,604
 11,330   Denver, CO City & Cnty Arpt Rev Ser A (b)......   8.250   11/15/12     12,454,163
  5,115   Denver, CO City & Cnty Arpt Rev Ser A..........   8.500   11/15/23      5,652,177
  4,410   Denver, CO City & Cnty Arpt Rev Ser A..........   8.750   11/15/23      5,046,142
  1,070   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @11/15/00)........................   8.250   11/15/12      1,192,750
  1,590   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @11/15/01)........................   8.750   11/15/23      1,850,903
  2,000   Douglas Cnty, CO Sch Dist No 1 Rev Douglas &
          Elbert Cntys Impt Ser A (Prerefunded @
          12/15/04) (MBIA Insd) (b)......................   6.400   12/15/11      2,262,480
  3,000   Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co. Rfdg...........................   7.500   12/01/11      3,274,020
  1,850   Montrose Cnty, CO Ctfs Partn...................   6.350   06/15/06      1,994,726
                                                                               ------------
                                                                                 41,667,982
                                                                               ------------

                                             See Notes to Financial Statements

                                 June 30, 1998


------------------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          DISTRICT OF COLUMBIA  0.8%
$   860   Dist of Columbia Ctfs Partn....................   6.875%  01/01/03   $    898,941
  2,775   Dist of Columbia Hosp Rev Medlantic Hlthcare
          Ser A Rfdg (MBIA Insd).........................   5.250   08/15/12      2,834,968
                                                                               ------------
                                                                                  3,733,909
                                                                               ------------
          FLORIDA  1.0%
  4,660   Florida St Brd Edl Cap Outlay Pub Ed Ser A Rfdg
          (Prerefunded @ 06/01/00).......................       *   06/01/15      1,509,188
  3,000   Miami Dade Cnty, FL Pub Fac Rev Jackson Mem
          Hosp (FSA Insd) (a)............................   5.000   06/01/18      2,938,740
                                                                               ------------
                                                                                  4,447,928
                                                                               ------------
          GEORGIA  4.4%
  6,095   Fulton Cnty, GA Lease Rev......................   7.250   06/15/10      7,125,967
  5,000   Georgia Local Gov Ctfs Partn Grantor Trust Ser
          A (MBIA Insd) (a)..............................   4.750   06/01/28      4,708,600
  2,635   Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd)..........................................   6.500   01/01/20      3,154,095
  5,000   Georgia Muni Elec Auth Pwr Rev Ser Z (MBIA
          Insd)..........................................   5.500   01/01/20      5,313,450
                                                                               ------------
                                                                                 20,302,112
                                                                               ------------
          IDAHO  1.0%
  4,390   Boise, ID Urban Renewal Agy Pkg Rev Ser A......   8.125   09/01/15      4,465,332
                                                                               ------------
          ILLINOIS  11.3%
 13,970   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84A.........................   8.850   05/01/18     15,373,566
  2,645   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84B.........................   8.850   05/01/18      2,958,909
  4,895   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA
          Insd)..........................................       *   01/01/07      3,339,026
  1,000   Chicago, IL Ser B Rfdg (AMBAC Insd)............   5.125   01/01/15      1,026,400
  2,000   Illinois Edl Fac Auth Rev Lewis Univ...........   6.125   10/01/26      2,097,560
  1,515   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D..........................................   9.500   11/15/15      1,765,914
  1,275   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D (Prerefunded @ 11/15/00).................   9.500   11/15/15      1,457,210
    600   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser E..........................................   9.500   11/15/19        700,500
  1,310   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser E (Prerefunded @ 11/15/00).................   9.500   11/15/19      1,483,510
  1,000   Illinois Hlth Fac Auth Rev Lutheran Social Svcs
          Proj Ser A (Prerefunded @ 08/01/00)............   7.650   08/01/20      1,091,610
  3,205   Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg...........................................   6.000   11/15/23      3,373,198
  2,000   Illinois Hlth Fac Auth Rev Servantcor Ser A
          (Prerefunded @ 08/15/01).......................   8.000   08/15/21      2,258,860
  4,000   Illinois Hlth Fac Auth Rev Sherman Hlth Sys
          (AMBAC Insd)...................................   5.250   08/01/22      3,986,240
 45,775   Illinois Hsg Dev Auth Multi-Family Hsg Ser A...       *   07/01/27      5,003,207
  1,745   Illinois Hsg Dev Auth Multi-Family Hsg Ser C...   7.400   07/01/23      1,837,991
  1,250   Sangamon Cnty, IL Ctfs Partn...................  10.000   12/01/06      1,739,613

                                               See Notes to Financial Statements

                                 June 30, 1998


-------------------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 6,500   Will Cnty, IL Cmnty Unit Sch Dist No 365 (FSA
          Insd)..........................................       *   11/01/17   $  2,390,830
                                                                               ------------
                                                                                 51,884,144
                                                                               ------------
          INDIANA  0.7%
  1,370   Indiana Hlth Fac Fin Auth Hosp Rev Bartholomew
          Cnty Hosp Proj (Prerefunded @ 08/15/00) (FSA
          Insd)..........................................   7.750%  08/15/20      1,501,123
  1,650   Indiana St Edl Fac Auth Rev Univ Evansville
          Proj (Prerefunded @ 11/01/00)..................   8.125   11/01/10      1,834,321
                                                                               ------------
                                                                                  3,335,444
                                                                               ------------
          KENTUCKY  0.5%
  2,190   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
          KY Intl Arpt Ser A Rfdg (MBIA Insd)............   6.250   03/01/09      2,469,159
                                                                               ------------
          LOUISIANA  1.7%
  1,196   Lafayette, LA Pub Fin Auth Single Family Mtg
          Rev Ser A Rfdg.................................   8.500   11/15/12      1,256,871
  4,951   Louisiana Pub Fac Auth Rev Multi-Family Hsg
          Pontchatn Arpts Ser B (GNMA Collateralized)....   8.375   07/20/23      5,204,167
  1,250   New Orleans, LA Hsg Dev Corp Multi-Family Rev
          Hsg Southwood Patio Ser A (FNMA
          Collateralized)................................   7.700   02/01/22      1,363,213
                                                                               ------------
                                                                                  7,824,251
                                                                               ------------
          MAINE  0.2%
    840   Maine St Hsg Auth Ser C........................   8.300   11/15/20        862,067
                                                                               ------------
          MARYLAND  1.0%
  4,650   Baltimore, MD Cap Apprec Cons Pub Impt Ser A
          Rfdg (FGIC Insd)...............................       *   10/15/09      2,610,928
  2,000   Maryland St Hlth & Higher Edl Fac Auth Rev
          Johns Hopkins Medicine (MBIA Insd).............   5.000   07/01/19      1,970,600
                                                                               ------------
                                                                                  4,581,528
                                                                               ------------
          MASSACHUSETTS  2.6%
  2,570   Massachusetts St Hlth & Ed Fac Auth Rev
          Farmingham Union Hosp Ser B (Prerefunded @
          07/01/00)......................................   8.500   07/01/10      2,840,313
  3,000   Massachusetts St Hlth Edl Fac Boston Med Cntr
          Ser A (MBIA Insd) (a)..........................   5.000   07/01/29      2,883,570
  1,000   Massachusetts St Indl Fin Agy Rev Higher Edl
          Hampshire College Proj.........................   5.625   10/01/12      1,024,210
  5,250   Massachusetts St Wtr Res Auth Ser B (MBIA
          Insd)..........................................   4.750   12/01/21      4,962,562
                                                                               ------------
                                                                                 11,710,655
                                                                               ------------
          MICHIGAN  3.7%
  1,180   Hillsdale, MI Hosp Fin Auth Hosp Rev Hillsdale
          Cmnty Hlth Ctr.................................   5.750   05/15/18      1,240,216
  4,360   Michigan St Hosp Fin Auth Rev Hosp Battle Creek
          Hosp Ser G Rfdg................................   9.500   11/15/15      4,972,362
  2,000   Michigan St Hosp Fin Auth Rev Hosp Bay Med Cent
          Ser A Rfdg (Crossover Rfdg @ 07/01/00) (b).....   8.250   07/01/12      2,190,840
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)............................   5.500   10/01/18      1,019,670

                                               See Notes to Financial Statements

                                 June 30, 1998



-------------------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$ 4,895   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)............................   5.500%  10/01/27   $  4,962,257
  2,300   Muskegon, MI Hosp Fin Auth Hosp Rev Hackley
          Hosp Ser A Rfdg................................   8.000   02/01/08      2,350,255
                                                                               ------------
                                                                                 16,735,600
                                                                               ------------
          MINNESOTA  1.1%
  5,000   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser
          A Rfdg (MBIA Insd).............................   4.750   01/01/16      4,807,350
                                                                               ------------
          MISSISSIPPI  0.4%
  1,500   Mississippi Hosp Equip & Fac MS Baptist Med
          Cent Rfdg (MBIA Insd)..........................   6.000   05/01/13      1,619,490
                                                                               ------------
          MISSOURI  0.7%
  3,000   Missouri St Hsg Dev Cmnty Mtg Rev Ser B Rfdg
          (FHA Gtd)......................................   7.000   09/01/10      3,176,760
                                                                               ------------
          NEBRASKA  1.4%
  5,635   Nebraska Invt Fin Single Family Mtg Rev Pgm B
          (Inverse Fltg).................................  11.116   03/15/22      6,226,675
                                                                               ------------
          NEVADA  0.5%
  2,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser
          B Rfdg.........................................   5.900   10/01/30      2,045,360
                                                                               ------------
          NEW JERSEY  0.5%
  2,500   New Jersey Hlth Care Fac Hackensack Univ Med
          Ctr Rfdg (MBIA Insd) (a).......................   5.000   01/01/28      2,434,175
                                                                               ------------
          NEW YORK  17.4%
 11,455   Long Island Pwr Auth NY Elec Gen Ser A (FSA
          Insd) (b)......................................   5.125   12/01/22     11,328,651
  3,150   Long Island Pwr Auth NY Elec Sys Rev Genl Ser
          A..............................................   5.250   12/01/26      3,124,579
  5,000   Metro Tran Auth NY Commuter Fac Rev Ser B (FGIC
          Insd) (a)......................................   4.750   07/01/26      4,708,700
  2,250   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser C (Prerefunded @ 06/15/01).............   7.750   06/15/20      2,516,310
  7,000   New York City Ser A............................   7.000   08/01/04      7,928,270
  4,500   New York City Ser B (AMBAC Insd)...............   7.250   08/15/07      5,403,600
  2,700   New York City Ser C............................   7.000   08/15/08      2,913,327
  1,100   New York City Ser C (Prerefunded @ 08/15/01)...   7.000   08/15/08      1,195,128
  6,930   New York City Tran Auth Tran Fac Livingston
          Plaza Proj Rfdg (FSA Insd).....................   5.400   01/01/18      7,255,086
  8,625   New York St Dorm Auth Rev City Univ Ser F......   5.500   07/01/12      8,861,756
  2,500   New York St Dorm Auth Rev City Univ Ser F......   5.000   07/01/20      2,401,675
  4,615   New York St Dorm Auth Rev St Univ Edl Fac Ser
          B..............................................   7.000   05/15/16      4,914,283
    415   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser A............................   7.750   08/15/11        456,376
  3,150   New York St Urban Dev Corp Rev Correctional Cap
          Fac Rfdg.......................................   5.000   01/01/20      3,043,310
  2,500   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser A......................................   5.250   01/01/21      2,475,575
  2,635   New York St Urban Dev Corp Rev Youth Fac.......   5.875   04/01/08      2,818,554
  4,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)...............   5.750   12/01/22      4,242,320

                                               See Notes to Financial Statements

                                 June 30, 1998


-------------------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 4,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)...............   5.750%  12/01/25   $  4,196,960
                                                                               ------------
                                                                                 79,784,460
                                                                               ------------
          NORTH CAROLINA  4.2%
  2,500   North Carolina Med Care Comm Catholic Hlth East
          Ser C (AMBAC Insd) (a).........................   5.000   11/15/28      2,425,775
 15,000   North Carolina Muni Pwr Agy No 1 Catawba Elec
          Rev (MBIA Insd) (b)............................   6.000   01/01/12     16,869,150
                                                                               ------------
                                                                                 19,294,925
                                                                               ------------
          OHIO  1.1%
  3,845   Mason, OH Hlthcare Fac MCV Hlthcare Fac (FHA
          Gtd)...........................................   7.625   02/01/40      4,132,183
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding
          Ltd Partn Proj Rfdg (AMBAC Insd)...............   6.375   04/01/29      1,092,450
                                                                               ------------
                                                                                  5,224,633
                                                                               ------------
          OREGON  0.6%
  2,500   Oregon St Hsg & Cmnty Svcs Dept Mtg Rev Single
          Family Mtg Proj Ser B..........................   6.875   07/01/28      2,673,425
                                                                               ------------
          PENNSYLVANIA  9.6%
  6,460   Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt USX Corp Proj Rfdg..........   6.100   07/15/20      6,867,755
  1,750   Emmaus, PA Genl Auth Rev Var Loc Govt Bond Pool
          Pgm Ser B Var Rate Cpn (BIGI Insd).............   8.000   05/15/18      1,767,570
  4,535   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)...       *   09/01/14      2,018,302
  1,500   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)...       *   09/01/15        629,685
 10,000   Geisinger Auth PA Hlth Sys Ser A (b)...........   6.400   07/01/22     10,821,800
  2,500   Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)....................................   7.570   06/18/15      2,831,250
  1,700   Harrisburg, PA Cap Apprec Notes Ser F Rfdg
          (AMBAC Insd)...................................       *   09/15/14        761,107
  1,375   Lower Bucks Cnty, PA Jt Muni Auth Swr & Wtr Rev
          Rfdg (FSA Insd) (a)............................   5.000   11/15/17      1,350,649
  5,000   Pennsylvania St Higher Edl Assist Agy Student
          Ln Rev Ser B (Inverse Fltg) (MBIA Insd)........  10.889   03/01/20      5,656,250
  1,770   Philadelphia, PA Auth Indl Dev Rev Edl Comm Fgn
          Med Grads (MBIA Insd)..........................   5.000   06/01/18      1,731,697
  1,000   Philadelphia, PA Auth Indl Dev Rev Edl Comm Fgn
          Med Grads (MBIA Insd)..........................   5.000   06/01/21        975,320
  1,750   Philadelphia, PA Sch Dist Cap Apprec Ser A Rfdg
          (AMBAC Insd)...................................       *   07/01/01      1,544,200
  2,000   Ridley Park, PA Hosp Auth Rev Taylor Hosp Ser A
          Rfdg                                              6.000   12/01/13      2,091,100
  4,745   Sayre, PA Hlthcare Fac Auth Rev VHA Cap Asset
          Fin Pgm Ser C (AMBAC Insd).....................   7.700   12/01/15      4,955,725
                                                                               ------------
                                                                                 44,002,410
                                                                               ------------
          RHODE ISLAND  0.2%
  1,000   Providence, RI Pub Bldg Auth Genl Rev Ser B
          (FSA Insd)                                        7.250   12/15/10      1,090,560
                                                                               ------------

                                               See Notes to Financial Statements

                                 June 30, 1998


-------------------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          SOUTH CAROLINA  0.4%
$ 1,610   South Carolina St Hsg Fin & Dev Auth Homeowner
          Mtg Ser A......................................   7.400%  07/01/23   $  1,696,699
                                                                               ------------
          TENNESSEE  2.1%
  8,985   Tennessee Hsg Dev Agy Mtg Fin Ser A............   7.125   07/01/26      9,634,975
                                                                               ------------
          TEXAS  8.3%
 15,000   Brazos River Auth TX Pollutn Cntrl Rev Adj
          Utils Elec Co Rfdg.............................   5.550   06/01/30     15,004,950
  7,065   Dallas Cnty, TX Util & Reclamation Dist Cap
          Apprec (MBIA Insd).............................       *   02/15/20      1,536,284
  2,800   Gulf Coast Wtr Auth TX Wtr Sys Contract Rev
          (FGIC Insd)....................................   5.000   08/15/17      2,764,216
  4,820   Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd).........................       *   08/15/18      1,552,667
  1,000   Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd).........................       *   08/15/21        262,050
  2,400   Port Arthur, TX Navig Dist Rfdg (AMBAC Insd)...   4.875   03/01/19      2,323,896
  4,000   Rockwall, TX Ind Sch Dist Cap Apprec Rfdg (PSF
          Gtd) (a).......................................       *   08/15/20      1,216,080
  4,395   Rockwall, TX Ind Sch Dist Cap Apprec Rfdg (PSF
          Gtd) (a).......................................       *   08/15/21      1,250,026
  3,525   Texas Muni Pwr Agy Rev Cap Apprec Rfdg (AMBAC
          Insd)..........................................       *   09/01/07      2,323,010
  8,220   Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation Rfdg (FSA Insd)                       5.500   09/01/13      8,486,986
  1,250   West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp Union Carbide Chem & Plastics.......   8.200   03/15/21      1,382,462
                                                                               ------------
                                                                                 38,102,627
                                                                               ------------
          UTAH  1.7%
  5,210   Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj...........................................   7.900   06/01/17      5,467,270
  1,000   Salt Lake Cnty, UT College Rev Westminster
          College Proj...................................   5.750   10/01/27      1,025,210
  1,060   Utah St Hsg Fin Agy Single Family Mtg Ser B
          Class 2........................................   6.250   07/01/14      1,121,056
                                                                               ------------
                                                                                  7,613,536
                                                                               ------------
          VIRGINIA  1.0%
  1,200   Blue Ridge Regl Jail Auth VA Regl Jail Fac Rev
          (MBIA Insd)....................................   5.200   12/01/17      1,206,216
  1,750   Rappahannock, VA Rgl Jail Auth (MBIA
          Insd) (a)......................................   5.000   12/01/20      1,709,575
  1,650   Winchester, VA Indl Dev Auth Edl Fac Rev First
          Mtg Shenandoah Univ Proj (MBIA Insd)...........   5.000   10/01/18      1,615,927
                                                                               ------------
                                                                                  4,531,718
                                                                               ------------
          WEST VIRGINIA  0.6%
  2,480   South Charleston, WV Indl Dev Rev Union Carbide
          Chem & Plastics Ser A..........................   8.000   08/01/20      2,669,373
                                                                               ------------
          WISCONSIN  0.9%
  2,835   Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...................       *   12/15/11      1,493,393
  1,495   Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...................       *   12/15/12        740,369
  1,565   Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...................       *   12/15/13        732,717

                                               See Notes to Financial Statements

                                 June 30, 1998


-------------------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$ 1,670   Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...................       *   12/15/14   $    738,457
  1,000   Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...................       *   12/15/16        393,300
                                                                               ------------
                                                                                  4,098,236
                                                                               ------------
          PUERTO RICO  3.9%
 18,500   Puerto Rico Comwlth Hwy & Tran Auth Tran Rev
          Ser A..........................................   4.750%  07/01/38     17,444,760
    365   Puerto Rico Elec Pwr Auth Pwr Ser N............   7.000   07/01/07        380,553
                                                                               ------------
                                                                                 17,825,313
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  102.1%
  (Cost $433,717,281).......................................................    467,100,646
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1%)...............................     (9,756,349)
                                                                               ------------
NET ASSETS  100.0%..........................................................   $457,344,297
                                                                               ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1998

--------------------------------------------------------------------------------


ASSETS:
Total Investments (Cost $433,717,281).......................  $467,100,646
Cash........................................................     7,120,938
Receivables:
  Investments Sold..........................................    17,154,361
  Interest..................................................     6,659,034
Other.......................................................         8,506
                                                              ------------
    Total Assets............................................   498,043,485
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    40,043,729
  Investment Advisory Fee...................................       225,480
  Income Distributions -- Common and Preferred Shares.......       186,292
  Affiliates................................................        21,192
Accrued Expenses............................................       130,406
Trustees' Deferred Compensation and Retirement Plans........        92,089
                                                              ------------
    Total Liabilities.......................................    40,699,188
                                                              ------------
NET ASSETS..................................................  $457,344,297
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 330 issued with liquidation preference of $500,000 per share)................................................  $165,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 28,485,339 shares issued and
  outstanding)..............................................       284,853
Paid in Surplus.............................................   263,776,167
Net Unrealized Appreciation.................................    33,383,365
Accumulated Undistributed Net Investment Income.............     1,217,067
Accumulated Net Realized Loss...............................    (6,317,155)
                                                              ------------
    Net Assets Applicable to Common Shares..................   292,344,297
                                                              ------------
NET ASSETS..................................................  $457,344,297
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($292,344,297 divided by
  28,485,339
  shares outstanding).......................................  $      10.26
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $28,870,508
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,734,426
Preferred Share Maintenance.................................      444,348
Trustees' Fees and Expenses.................................       30,174
Custody.....................................................       27,918
Legal.......................................................        5,798
Other.......................................................      337,875
                                                              -----------
    Total Expenses..........................................    3,580,539
                                                              -----------
NET INVESTMENT INCOME.......................................  $25,289,969
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 5,886,160
  Options...................................................    1,452,919
  Futures...................................................   (2,073,137)
                                                              -----------
Net Realized Gain...........................................    5,265,942
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   31,305,431
  End of the Period:
    Investments.............................................   33,383,365
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,077,934
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 7,343,876
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $32,633,845
                                                              ===========

                                              See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                            Year Ended        Year Ended
                                                           June 30, 1998     June 30, 1997
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................     $25,289,969       $25,824,086
Net Realized Gain......................................       5,265,942         2,762,098
Net Unrealized Appreciation During the Period..........       2,077,934         4,621,912
                                                           ------------      ------------
Change in Net Assets from Operations...................      32,633,845        33,208,096
                                                           ------------      ------------
Distributions from Net Investment Income:
  Common Shares........................................     (19,639,177)      (20,273,120)
  Preferred Shares.....................................      (5,972,446)       (5,768,834)
                                                           ------------      ------------
Total Distributions....................................     (25,611,623)      (26,041,954)
                                                           ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....       7,022,222         7,166,142
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.........................................       2,074,652         2,382,543
                                                           ------------      ------------
TOTAL INCREASE IN NET ASSETS...........................       9,096,874         9,548,685
NET ASSETS:
Beginning of the Period................................     448,247,423       438,698,738
                                                           ------------      ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,217,067 and $1,537,747,
  respectively)........................................    $457,344,297      $448,247,423
                                                           ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                   -----------------------------------------------------
                                     1998        1997       1996       1995       1994
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period (a)................    $10.014      $9.758     $9.760    $ 9.924    $11.133
                                     ------      ------      -----     ------     ------
Net Investment Income...........       .890        .916       .940       .964      1.000
Net Realized and Unrealized
  Gain/Loss.....................       .261        .264       .048      (.065)    (1.214)
                                     ------      ------      -----     ------     ------
Total from Investment
  Operations....................      1.151       1.180       .988       .899      (.214)
                                     ------      ------      -----     ------     ------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders..............       .692        .720       .770       .840       .840
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders....       .210        .204       .220       .223       .155
  Distributions from and in
    Excess of Net Realized Gain
    Paid to Common
    Shareholders................        -0-         -0-        -0-        -0-        -0-
                                     ------      ------      -----     ------     ------
Total Distributions.............       .902        .924       .990      1.063       .995
                                     ------      ------      -----     ------     ------
Net Asset Value, End of the
  Period........................    $10.263     $10.014     $9.758    $ 9.760    $ 9.924
                                     ======      ======      =====     ======     ======
Market Price Per Share at End of
  the Period....................   $10.8750     $10.875     $9.875    $11.125    $11.125
Total Investment Return at
  Market Price (b)..............      6.85%      18.32%     (4.27%)     8.59%     (0.05%)
Total Return at Net Asset
  Value (c).....................      9.62%      10.24%      8.02%      7.24%     (3.63%)
Net Assets at End of the Period
  (In millions).................     $457.3      $448.2     $438.7     $436.1     $437.7
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**......................      1.23%       1.28%      1.31%      1.33%      1.28%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common
  Shares (d)....................      6.64%       7.18%      7.26%      7.56%      7.86%
Portfolio Turnover..............       103%         53%        29%        38%        45%
 * Non-Annualized
 ** Ratio of Expenses to Average
  Net
    Assets Including Preferred
    Shares......................       .79%        .80%       .82%       .83%       .82%

*** If certain expenses had not been assumed by the Adviser for the period ended
    June 30, 1989, the Ratio of Expenses to Average Net Assets Applicable to Common Shares would have been 1.07% and the Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares would have been 5.99%.
(a) Net Asset Value at August 26, 1988, is adjusted for common and preferred share offering costs of $.120 per share.
(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.
(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.
(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.
N/A = Not Applicable

--------------------------------------------------------------------------------

                                                August 26, 1988
                                                 (Commencement
Year Ended June 30,                              of Investment
------------------------------------------      Operations) to
       1993      1992      1991      1990        June 30, 1989
-------------------------------------------------------------------
      $10.688   $ 9.805   $ 9.534   $9.767           $9.180
       ------    ------    ------    -----           ------
        1.078     1.095     1.093    1.070             .766
         .520      .848      .295    (.229)            .559
       ------    ------    ------    -----           ------
        1.598     1.943     1.388     .841            1.325
       ------    ------    ------    -----           ------
         .829      .791      .725     .685             .501
         .162      .238      .337     .389             .237
         .162      .031      .055      -0-              -0-
       ------    ------    ------    -----           ------
        1.153     1.060     1.117    1.074             .738
       ------    ------    ------    -----           ------
      $11.133   $10.688   $ 9.805   $9.534           $9.767
       ======    ======    ======    =====           ======
      $12.000   $11.375   $10.125   $9.250           $9.500
       15.20%    21.65%    18.71%    4.65%             .10%*
       13.97%    18.08%    11.61%    4.76%           10.62%*
       $467.9    $452.7    $426.7   $418.3           $424.4
        1.25%     1.35%     1.46%    1.43%             .92%***
        8.41%     8.41%     7.88%    7.11%            6.15%***
          45%       27%       69%     116%              90%*
         .80%      .84%      .89%     .87%              N/A

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes with safety of principal through investment in a diversified portfolio of investment grade tax-exempt municipal securities. The Trust commenced investment operations on August 26, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

                                 June 30, 1998
--------------------------------------------------------------------------------

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $6,317,155 which will expire on June 30, 2004.

    At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $433,717,281; the aggregate gross unrealized appreciation is $33,463,372 and the aggregate gross unrealized depreciation is $80,007, resulting in net unrealized appreciation on investments of $33,383,365.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and for federal income tax purposes, the amount of net investment income/loss may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis net investment losses.

    Permanent difference(s) related to expenses not deductible for tax purposes totaling $974 have been reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the year ended June 30,1998, the Trust recognized expenses of approximately $2,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended June 30, 1998, the Trust recognized expenses of approximately $114,300 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust.

                                 June 30, 1998
--------------------------------------------------------------------------------

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 1998 and 1997, common share paid in surplus aggregated $263,776,167 and $261,704,481 respectively.

    Transactions in common shares were as follows:

                                             YEAR ENDED       YEAR ENDED
                                            JUNE 30, 1998    JUNE 30, 1997
--------------------------------------------------------------------------
Beginning Shares...........................  28,286,058       28,047,767
Shares Issued Through Dividend
  Reinvestment.............................     199,281          238,291
                                             ----------       ----------
Ending Shares..............................  28,485,339       28,286,058
                                             ==========       ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments excluding short-term investments, were $504,925,870 and $472,564,690, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

                                 June 30, 1998
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options, each with a par value of $100,000, for the year ended June 30, 1998, were as follows:

                                                   CONTRACTS      PREMIUM
---------------------------------------------------------------------------
Outstanding at June 30, 1997...................       1,500     $   308,208
Options Written and Purchased (Net)............      14,650       1,863,750
Options Terminated in Closing Transactions
  (Net)........................................      (9,608)     (1,227,064)
Options Expired (Net)..........................      (6,542)       (944,894)
                                                    -------     -----------
Outstanding at June 30, 1998...................         -0-     $       -0-
                                                    =======     ===========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended June 30, 1998, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at June 30, 1997..............................        600
Futures Opened............................................      7,175
Futures Closed............................................     (7,775)
                                                               ------
Outstanding at June 30, 1998..............................          0
                                                              =======

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

                                 June 30, 1998
--------------------------------------------------------------------------------

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

6. PREFERRED SHARES

The Trust has outstanding 330 shares of rate adjusted tax-exempt preferred shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the rate on each series is currently reset every 28 days through an auction process. The average rate in effect on June 30, 1998, was 3.653%. During the year ended June 30, 1998, the rates ranged from 3.450% to 3.900%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Municipal Income Trust (the "Trust"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Municipal Income Trust as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 3, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view
     prospectuses, select Investors' Place,
     then Download a Prospectus

   - call us at 1-800-341-2911 weekdays
     from 7:00 a.m. to 7:00 p.m. Central
     time (Telecommunications Device for
     the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and
     selecting Investors' Place

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL* - Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.
(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Joint Annual Meeting of Shareholders of the Trust was held on June 26, 1998, where shareholders voted on the election of Trustees and selection of KPMG Peat Marwick LLP as independent accountants.

     1)  With regard to the election of the following Trustees:

                                                       # OF SHARES
                                                 -----------------------
                                                  IN FAVOR     ABSTAINED
                                                 ----------    ---------
Don G. Powell................................    22,295,666     233,027
Hugo F. Sonnenschein.........................    22,296,151     232,542
Theodore A. Myers............................           314           0

The other Trustees of the Trust whose terms did not expire in 1998 are David C. Arch, Rod Dammeyer, Howard J Kerr, Dennis J. McDonnell, Steven Muller and Wayne
W. Whalen.

     2) With regard to the ratification of KPMG Peat Marwick LLP as independent accountants for the Trust, 22,242,919 shares voted in favor of the proposal, 96,406 shares voted against and 189,681 shares abstained.